UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2019

APPLIED GENETIC TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36370	59-3553710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14193 NW 119th Terrace

Suite 10

Alachua, Florida, 32165

(Address of principal executive offices) (Zip Code)

(386) 462-2204

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AGTC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

We held our 2020 Annual Meeting of Stockholders on December 4, 2019, at which four proposals were submitted to, and approved by, our stockholders. The holders of 11,827,875 shares of our common stock were present or represented by proxy at the meeting. The proposals are described in detail in our definitive proxy statement for the 2020 Annual Meeting filed with the Securities and Exchange Commission on November 4, 2019. The final results for the votes for each proposal are set forth below.

At the annual meeting, each of Susan B. Washer, Ed Hurwitz and James Rosen was elected as a Class III Director of the Company, to serve a three-year term expiring at the 2023 Annual Meeting of Stockholders. The votes cast in the election of the directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Susan B. Washer	7,198,427	443,572	4,185,876
Ed Hurwitz	7,142,017	499,982	4,185,876
James Rosen	7,153,083	488,916	4,185,876

At the annual meeting, our stockholders approved, on an advisory basis, the compensation paid to our named executive officers. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation paid to our named executive officers	6,526,373	1,091,776	23,850	4,185,876

At the annual meeting, our stockholders approved, on an advisory basis, the frequency of holding an advisory vote on the compensation paid to our named executive officers. The votes cast on this proposal were as follows:

Proposal	1 Year	2 Years	3 Years	Withheld	Broker Non-Votes
To approve, on an advisory basis, the frequency of holding an advisory vote on the compensation of our named executive officers	6,266,515	59,496	1,298,286	17,702	4,185,876

At the annual meeting, our stockholders also approved the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending on June 30, 2020. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020	11,735,466	33,827	58,582	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED GENETIC TECHNOLOGIES CORPORATION

By:	/s/ Brian Krex
Brian Krex
General Counsel

Date: December 9, 2019